UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2005 (December 20, 2005)
SUNOCO, LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583

(Address of principal executive offices)	(Zip Code)
(215) 977-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
SUNOCO PARTNERS LLC ANNUAL INCENTIVE PLAN
SUNOCO PARTNERS LLC DIRECTORS' DEFERRED COMPENSATION PLAN
SUNOCO PARTNERS LLC LONG-TERM INCENTIVE PLAN
FORM OF RESTRICTED UNIT AGREEMENT UNDER THE SUNOCO PARTNERS LLC LONG-TERM INCENTIVE PLAN
FORM OF RESTRICTED UNIT AGREEMENT UNDER THE SUNOCO PARTNERS LLC LONG-TERM INCENTIVE PLAN

Item 1.01. Entry into a Material Definitive Agreement.
     Pursuant to unanimous written consents dated as of December 20, 2005, the Board of Directors (the “Board”) of Sunoco Partners LLC (the “Company”), and the Compensation Committee of the Board, approved amendments to certain of the Company’s compensation and benefit plans for officers and directors. The Company is the general partner of Sunoco Logistics Partners L.P. (the “Partnership”).
     The amendments, which generally are effective January 1, 2005, were made in order to simplify plan administration, and to conform to the requirements of the American Jobs Creation Act of 2004 (the “Act”), and Section 409A of the Internal Revenue Code (“Section 409A”). Section 409A changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operations of the plans.
     The amendments approved by the Board include the following:
(1) Directors’ Deferred Compensation Plan:
(a)	effective for deferrals of compensation earned after December 31, 2004, provide that deferral elections must be made before the calendar year in which the compensation is earned;

(b)	eliminate provisions for acceleration of distribution date, and provide that all benefits will be paid in a lump sum on the later of: (i) the first day of the calendar year following the participant’s separation from Board service; or (ii) the first day following the six-month anniversary following the participant’s separation from Board service; but in no event sooner than six months after the compensation is earned;

(c)	eliminate ability to request change in method of distribution (installment versus lump sum), subsequent to deferral election;

(d)	provide that election of lump sum distribution upon a change in control must be made prior to the year in which the compensation is earned;

(e)	implement other technical changes in conformity with the Act and Section 409A.
These amendments apply both to future deferrals and to amounts previously deferred.
     The amendments approved by the Compensation Committee include the following:
(1)	Sunoco Partners LLC Annual Incentive Plan: provide that payment bonus awards will be made within two and one-half months following the end of the plan year; and

(2)	Sunoco Partners LLC Long-Term Incentive Plan: (a) provide that payment of common units, upon vesting and settlement of restricted unit awards, will be made within two and one-half months following the end of the applicable performance period; and (b) provide that, upon a change in control, payment of common units will be made no later than the earlier of: 90 days after the change in control, or two and one-half months after the end of the calendar year in which the change in control occurs.
Item 1.02. Termination of a Material Definitive Agreement.
     In addition to these amendments, the Board, acting pursuant to unanimous written consent dated as of December 20, 2005, also terminated the Sunoco Partners LLC Executive Deferred Compensation Plan. At the time of this action, there were no participants in this plan, and no amounts deferred thereunder. The termination was made effective January 1, 2005.

2

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Sunoco Partners LLC Annual Incentive Plan, amended as of January 1, 2005 and restated effective December 20, 2005.

10.2	Sunoco Partners LLC Directors’ Deferred Compensation Plan, amended as of January 1, 2005 and restated effective December 20, 2005.

10.3	Sunoco Partners LLC Long-Term Incentive Plan, amended as of January 1, 2005 and restated effective December 20, 2005.

10.4	Form of Restricted Unit Agreement under the Sunoco Partners LLC Long-Term Incentive Plan.

10.5	Form of Restricted Unit Agreement under the Sunoco Partners LLC Long-Term Incentive Plan.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

	By:	Sunoco Partners LLC,
its General Partner

Date: December 27, 2005		By:	/s/ COLIN A. OERTON
Colin A. Oerton
Vice President and Chief Financial Officer

4